Exhibit 99.1   NEWS RELEASE
As previously announced, UScellular will hold a teleconference on February 19, 2021 at 9:00 a.m. CST. Listen to the call live via the Events & Presentations page of investors.uscellular.com.
FOR IMMEDIATE RELEASE
UScellular reports fourth quarter and full year 2020 results
2020 results provide strong foundation for 2021
Provides guidance for 2021

CHICAGO (February 18, 2021) — United States Cellular Corporation (NYSE:USM) reported total operating revenues of $1,073 million for the fourth quarter of 2020, versus $1,052 million for the same period one year ago. Net income attributable to UScellular shareholders and related diluted earnings per share were $5 million and $0.06, respectively, for the fourth quarter of 2020 compared to $18 million and $0.20, respectively, in the same period one year ago.
UScellular reported total operating revenues of $4,037 million and $4,022 million for the years ended 2020 and 2019, respectively. Net income attributable to UScellular shareholders and related diluted earnings per share were $229 million and $2.62, respectively, for the year ended 2020 compared to $127 million and $1.44, respectively, for the year ended 2019.
“UScellular met the challenges of 2020 successfully, as we closed out the year with strong results - a testament to the essential nature of our services, our talented and resilient team, and our unwavering commitment to keeping our customers connected," said Laurent Therivel, UScellular President and CEO.
“2020 was a strong year for UScellular. Notwithstanding the challenges of the pandemic, we maintained high levels of customer satisfaction and grew retail net additions. Growth in operating revenue, combined with maintaining operational and cost discipline, contributed to an increase in full year profitability. Our network modernization program and investments in 5G continued, and despite significant increases in data usage, we were able to keep system expenses in check.
"I look forward to building on the momentum of 2020 as we move into the new year. Connecting our customers, especially in underserved areas, with the highest-quality network is one of our top priorities and remains a key competitive differentiator. We will be focused on market share expansion, ramping up business opportunities that utilize 5G and IoT, enhancing our digital experience, and continuing our network modernization programs.”

2021 Estimated Results

UScellular’s current estimates of full-year 2021 results are shown below. Such estimates represent management’s view as of February 18, 2021 and should not be assumed to be current as of any future date. UScellular undertakes no duty to update such estimates, whether as a result of new information, future events or otherwise. There can be no assurance that final results will not differ materially from estimated results.

	2021 Estimated Results	Actual Results for the Year Ended December 31, 2020
(Dollars in millions)
Service revenues	$3,025-$3,125	$3,067
Adjusted OIBDA[1]	$800-$950	$876
Adjusted EBITDA[1]	$975-$1,125	$1,063
Capital expenditures	$775-$875	$940
The following table provides a reconciliation of Net income to Adjusted OIBDA and Adjusted EBITDA for 2021 estimated results and actual results for the year ended December 31, 2020. In providing 2021 estimated results, UScellular has not completed the below reconciliation to Net income because it does not provide guidance for income taxes. Although potentially significant, UScellular believes that the impact of income taxes cannot be reasonably predicted; therefore, UScellular is unable to provide such guidance.

	2021 Estimated Results	Actual Results for the Year Ended December 31, 2020
(Dollars in millions)
Net income (GAAP)	N/A	$233
Add back or deduct:
Income tax expense	N/A	17
Income before income taxes (GAAP)	$135-$285	$250
Add back:
Interest expense	135	112
Depreciation, amortization and accretion expense	685	683
EBITDA (Non-GAAP)[1]	$955-$1,105	$1,045
Add back or deduct:
(Gain) loss on asset disposals, net	20	25
(Gain) loss on license sales and exchanges, net	—	(5)
(Gain) loss on investments	—	(2)
Adjusted EBITDA (Non-GAAP)[1]	$975-$1,125	$1,063
Deduct:
Equity in earnings of unconsolidated entities	170	179
Interest and dividend income	5	8
Adjusted OIBDA (Non-GAAP)[1]	$800-$950	$876
1EBITDA, Adjusted EBITDA and Adjusted OIBDA are defined as net income adjusted for the items set forth in the reconciliation above. EBITDA, Adjusted EBITDA and Adjusted OIBDA are not measures of financial performance under Generally Accepted Accounting Principles in the United States (GAAP) and should not be considered as alternatives to Net income or Cash flows from operating activities, as indicators of cash flows or as measures of liquidity. UScellular does not intend to imply that any such items set forth in the reconciliation above are non-recurring, infrequent or unusual; such items may occur in the future. Management uses Adjusted EBITDA and Adjusted OIBDA as measurements of profitability, and therefore reconciliations to Net income are deemed appropriate. Management believes Adjusted EBITDA and Adjusted OIBDA are useful measures of UScellular’s operating results before significant recurring non-cash charges, gains and losses, and other items as presented above as they provide additional relevant and useful information to investors and other users of UScellular’s financial data in evaluating the effectiveness of its operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance. Adjusted EBITDA shows adjusted earnings before interest, taxes, depreciation, amortization and accretion, and gains and losses, while Adjusted OIBDA reduces this measure further to exclude Equity in earnings of unconsolidated entities and Interest and dividend income in order to more effectively show the performance of operating activities excluding investment activities. The table above reconciles EBITDA, Adjusted EBITDA and Adjusted OIBDA to the corresponding GAAP measure, Net income or Income before income taxes. Additional information and reconciliations related to Non-GAAP financial measures for December 31, 2020, can be found on UScellular’s website at investors.uscellular.com.

Conference Call Information
UScellular will hold a conference call on February 19, 2021 at 9:00 a.m. Central Time.
▪Access the live call on the Events & Presentations page of investors.uscellular.com or at
https://www.webcaster4.com/Webcast/Page/1145/40052
▪Access the call by phone at 833/968-2187 (US/Canada), conference ID: 5593349

Before the call, certain financial and statistical information to be discussed during the call will be posted to investors.uscellular.com. The call will be archived on the Events & Presentations page of investors.uscellular.com.
About UScellular
United States Cellular Corporation provides a comprehensive range of wireless products and services, excellent customer support, and a high-quality network to customers with 5.0 million connections in 21 states. The Chicago-based company had 5,300 full- and part-time associates as of December 31, 2020. At the end of the fourth quarter of 2020, Telephone and Data Systems, Inc. owned 82 percent of UScellular. For more information about UScellular, visit uscellular.com.
Contacts
Jane W. McCahon, Senior Vice President - Corporate Relations and Corporate Secretary of TDS
jane.mccahon@tdsinc.com
Julie D. Mathews, IRC, Director - Investor Relations of TDS
julie.mathews@tdsinc.com
Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: intense competition; the ability to obtain or maintain roaming arrangements with other carriers on acceptable terms; the ability to obtain access to adequate radio spectrum to meet current or anticipated future needs, including participation in FCC auctions; the ability to attract people of outstanding talent throughout all levels of the organization; UScellular's smaller scale relative to larger competitors; changes in demand, consumer preferences and perceptions, price competition, or churn rates; advances in technology; impacts of costs, integration problems or other factors associated with acquisitions, divestitures or exchanges of properties or wireless spectrum licenses and/or expansion of UScellular's businesses; the ability of the company to successfully construct and manage its networks; difficulties involving third parties; uncertainties in UScellular’s future cash flows and liquidity and access to the capital markets; the ability to make payments on UScellular indebtedness or comply with the terms of debt covenants; conditions in the U.S. telecommunications industry; the value of assets and investments; the state and federal regulatory environment; pending and future litigation; potential conflicts of interests between TDS and UScellular; cyber-attacks or other breaches of network or information technology security; disruption in credit or other financial markets; deterioration of U.S. or global economic conditions; the impact, duration and severity of public health emergencies, such as the COVID-19 pandemic. Investors are encouraged to consider these and other risks and uncertainties that are more fully described under “Risk Factors” in the most recent filing of UScellular's Form 10-K.
For more information about UScellular, visit: www.uscellular.com

United States Cellular Corporation
Summary Operating Data (Unaudited)

As of or for the Quarter Ended	12/31/2020	9/30/2020	6/30/2020	3/31/2020	12/31/2019
Retail Connections
Postpaid
Total at end of period	4,412,000	4,401,000	4,372,000	4,359,000	4,383,000
Gross additions	171,000	168,000	129,000	132,000	170,000
Feature phones	2,000	4,000	3,000	2,000	2,000
Smartphones	117,000	98,000	82,000	88,000	128,000
Connected devices	52,000	66,000	44,000	42,000	40,000
Net additions (losses)	11,000	28,000	12,000	(26,000)	(12,000)
Feature phones	(9,000)	(8,000)	(8,000)	(10,000)	(11,000)
Smartphones	12,000	8,000	11,000	(10,000)	13,000
Connected devices	8,000	28,000	9,000	(6,000)	(14,000)
ARPU[1]	$47.51	$47.10	$46.24	$47.23	$46.57
ARPA[2]	$124.87	$123.27	$120.70	$122.92	$120.99
Churn rate[3]	1.21%	1.06%	0.89%	1.21%	1.38%
Handsets	1.01%	0.88%	0.71%	0.95%	1.11%
Connected devices	2.64%	2.35%	2.24%	3.11%	3.44%
Prepaid
Total at end of period	499,000	506,000	496,000	494,000	506,000
Gross additions	56,000	65,000	62,000	57,000	63,000
Net additions (losses)	(8,000)	11,000	2,000	(12,000)	(3,000)
ARPU[1]	$35.15	$35.45	$34.89	$34.07	$34.11
Churn rate[3]	4.24%	3.59%	4.05%	4.67%	4.40%
Total connections at end of period[4]	4,968,000	4,962,000	4,919,000	4,903,000	4,941,000
Market penetration at end of period
Consolidated operating population	31,314,000	31,314,000	31,292,000	31,292,000	30,740,000
Consolidated operating penetration[5]	16%	16%	16%	16%	16%
Capital expenditures (millions)	$320	$216	$168	$236	$243
Total cell sites in service	6,797	6,758	6,673	6,629	6,578
Owned towers	4,271	4,246	4,208	4,184	4,166
Due to rounding, the sum of quarterly results may not equal the total for the year.
1Average Revenue Per User (ARPU) - metric is calculated by dividing a revenue base by an average number of connections and by the number of months in the period. These revenue bases and connection populations are shown below:
•Postpaid ARPU consists of total postpaid service revenues and postpaid connections.
•Prepaid ARPU consists of total prepaid service revenues and prepaid connections.
2Average Revenue Per Account (ARPA) - metric is calculated by dividing total postpaid service revenues by the average number of postpaid accounts and by the number of months in the period.
3Churn rate represents the percentage of the connections that disconnect service each month. These rates represent the average monthly churn rate for each respective period.
4Includes reseller and other connections.
5Market penetration is calculated by dividing the number of wireless connections at the end of the period by the total estimated population of consolidated operating markets.

United States Cellular Corporation
Consolidated Statement of Operations Highlights
(Unaudited)

	Three Months Ended December 31,			Year Ended December 31,
	2020	2019	2020 vs. 2019	2020	2019	2020 vs. 2019
(Dollars and shares in millions, except per share amounts)
Operating revenues
Service	$776	$763	2%	$3,067	$3,035	1%
Equipment sales	297	289	3%	970	987	(2)%
Total operating revenues	1,073	1,052	2%	4,037	4,022	–

Operating expenses
System operations (excluding Depreciation, amortization and accretion reported below)	202	188	7%	782	756	3%
Cost of equipment sold	319	305	5%	1,011	1,028	(2)%
Selling, general and administrative	374	378	(1)%	1,368	1,406	(3)%
Depreciation, amortization and accretion	168	178	(6)%	683	702	(3)%
(Gain) loss on asset disposals, net	11	6	91%	25	19	36%
(Gain) loss on sale of business and other exit costs, net	—	—	N/M	—	(1)	N/M
(Gain) loss on license sales and exchanges, net	(5)	—	N/M	(5)	—	N/M
Total operating expenses	1,069	1,055	1%	3,864	3,910	(1)%

Operating income (loss)	4	(3)	N/M	173	112	54%

Investment and other income (expense)
Equity in earnings of unconsolidated entities	42	38	11%	179	166	8%
Interest and dividend income	2	3	(44)%	8	17	(54)%
Gain (loss) on investments	(1)	—	N/M	2	—	N/M
Interest expense	(35)	(23)	(53)%	(112)	(110)	(2)%
Total investment and other income	8	18	(58)%	77	73	6%

Income before income taxes	12	15	(20)%	250	185	35%
Income tax expense (benefit)	5	(3)	N/M	17	52	(68)%
Net income	7	18	(64)%	233	133	76%
Less: Net income attributable to noncontrolling interests, net of tax	2	—	N/M	4	6	(30)%
Net income attributable to UScellular shareholders	$5	$18	(70)%	$229	$127	81%

Basic weighted average shares outstanding	86	86	–	86	86	–
Basic earnings per share attributable to UScellular shareholders	$0.06	$0.21	(70)%	$2.66	$1.47	81%

Diluted weighted average shares outstanding	88	88	–	87	88	(1)%
Diluted earnings per share attributable to UScellular shareholders	$0.06	$0.20	(70)%	$2.62	$1.44	82%
N/M - Percentage change not meaningful

United States Cellular Corporation
Consolidated Statement of Cash Flows
(Unaudited)

Year Ended December 31,	2020	2019
(Dollars in millions)
Cash flows from operating activities
Net income	$233	$133
Add (deduct) adjustments to reconcile net income to net cash flows from operating activities
Depreciation, amortization and accretion	683	702
Bad debts expense	72	107
Stock-based compensation expense	32	41
Deferred income taxes, net	130	(4)
Equity in earnings of unconsolidated entities	(179)	(166)
Distributions from unconsolidated entities	189	161
(Gain) loss on asset disposals, net	25	19
(Gain) loss on sale of business and other exit costs, net	—	(1)
(Gain) loss on license sales and exchanges, net	(5)	—
(Gain) loss on investments	(2)	—
Other operating activities	2	4
Changes in assets and liabilities from operations
Accounts receivable	(8)	(46)
Equipment installment plans receivable	(54)	(97)
Inventory	16	(20)
Accounts payable	145	(69)
Customer deposits and deferred revenues	2	(8)
Accrued taxes	(57)	(23)
Other assets and liabilities	13	(9)
Net cash provided by operating activities	1,237	724

Cash flows from investing activities
Cash paid for additions to property, plant and equipment	(989)	(650)
Cash paid for licenses	(171)	(266)
Cash received from investments	1	29
Cash paid for investments	(3)	(11)
Cash received from divestitures and exchanges	26	41
Advance payments for license acquisitions	(30)	(5)
Other investing activities	3	(2)
Net cash used in investing activities	(1,163)	(864)

Cash flows from financing activities
Issuance of long-term debt	1,125	—
Repayment of long-term debt	(108)	(116)
Common Shares reissued for benefit plans, net of tax payments	(11)	(9)
Repurchase of Common Shares	(23)	(21)
Payment of debt issuance costs	(38)	(1)
Distributions to noncontrolling interests	(6)	(4)
Payments to acquire additional interest in subsidiaries	(11)	—
Other financing activities	(2)	(1)
Net cash provided by (used in) financing activities	926	(152)

Net increase (decrease) in cash, cash equivalents and restricted cash	1,000	(292)

Cash, cash equivalents and restricted cash
Beginning of period	291	583
End of period	$1,291	$291

United States Cellular Corporation
Consolidated Balance Sheet Highlights
(Unaudited)

ASSETS

December 31,	2020	2019
(Dollars in millions)
Current assets
Cash and cash equivalents	$1,271	$285
Short-term investments	3	—
Accounts receivable, net	998	1,010
Inventory, net	146	162
Prepaid expenses	51	50
Income taxes receivable	125	46
Other current assets	29	20
Total current assets	2,623	1,573

Assets held for sale	2	—

Licenses	2,629	2,471

Investments in unconsolidated entities	435	447

Property, plant and equipment, net	2,466	2,207

Operating lease right-of-use assets	924	900

Other assets and deferred charges	602	566

Total assets	$9,681	$8,164

United States Cellular Corporation
Consolidated Balance Sheet Highlights
(Unaudited)

LIABILITIES AND EQUITY

December 31,	2020	2019
(Dollars in millions, except per share amounts)
Current liabilities
Current portion of long-term debt	$2	$8
Accounts payable	387	304
Customer deposits and deferred revenues	151	148
Accrued taxes	48	30
Accrued compensation	82	76
Short-term operating lease liabilities	116	105
Other current liabilities	85	79
Total current liabilities	871	750

Liabilities held for sale	1	—

Deferred liabilities and credits
Deferred income tax liability, net	633	507
Long-term operating lease liabilities	875	865
Other deferred liabilities and credits	376	319

Long-term debt, net	2,489	1,502

Noncontrolling interests with redemption features	10	11

Equity
UScellular shareholders’ equity
Series A Common and Common Shares, par value $1.00 per share	88	88
Additional paid-in capital	1,651	1,629
Treasury shares	(67)	(70)
Retained earnings	2,739	2,550
Total UScellular shareholders’ equity	4,411	4,197

Noncontrolling interests	15	13

Total equity	4,426	4,210

Total liabilities and equity	$9,681	$8,164

United States Cellular Corporation
Financial Measures and Reconciliations
(Unaudited)

Free Cash Flow

	Three Months Ended December 31,		Year Ended December 31,
	2020	2019	2020	2019
(Dollars in millions)
Cash flows from operating activities (GAAP)	$288	$37	$1,237	$724
Less: Cash paid for additions to property, plant and equipment	299	210	989	650
Free cash flow (Non-GAAP)[1]	$(11)	$(173)	$248	$74
1Free cash flow is a non-GAAP financial measure which UScellular believes may be useful to investors and other users of its financial information in evaluating liquidity, specifically, the amount of net cash generated by business operations after deducting Cash paid for additions to property, plant and equipment.